SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                     FORM 8-A


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                            GULF ISLAND FABRICATION, INC.
                (Exact name of Registrant as specified in its charter)


               Louisiana                                72-1147390
(State of incorporation or organization) (I.R.S. Employer Identification No.)


                                  538 Thompson Road
                               Houma, Louisiana  70363
                 (Address of principal executive offices) (Zip Code)


          Securities to be registered pursuant to Section 12(b) of the Act:

                                         None


          Securities to be registered pursuant to Section 12(g) of the Act:

                              Common Stock, no par value
                                    (Title of Class)


                    INFORMATION REQUIRED IN REGISTRATION STATEMENT


          Item 1.   Description of Registrant's Securities to be Registered

               The information required by this item is incorporated by reference from pages 43 through 45 of the Registration Statement on Form S-1 of the Registrant, Registration No. 333-21863 under the heading "Description of Capital Stock," a copy of which is included as Exhibit 4 hereto.


          Item 2.   Exhibits

               1. Registrant's Amended and Restated Articles of Incorporation. Incorporated herein by reference to
                    Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, Registration No. 333-21863 (the "Registration Statement").

               2.   Registrant's Bylaws.  Incorporated  herein by reference
                    to   Exhibit   3.2  to  the  Registrant's  Registration
                    Statement.

               3.   Specimen  of Common  Stock  certificate.   Incorporated
                    herein by reference to Exhibit 4.2 to the Registrant's Registration Statement.

               4. Description of the Registrant's capital stock from pages 43 through 45 of the Registrant's Registration Statement and incorporated herein by reference.



                                      SIGNATURE


               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        GULF ISLAND FABRICATION, INC.



                                               /s/ Kerry J.  Chauvin
                                            ------------------------------
                                            Kerry J.  Chauvin, President
                                            and Chief Executive Officer

          Date:   March 24, 1997


                                    EXHIBIT INDEX

          Sequentially
          Exhibit                                                 Numbered
          Number    Description                                     Page


           1        Registrant's Amended  and  Restated
                    Articles of Incorporation.*

           2        Registrant's Bylaws.*

           3        Specimen  of  Common  Stock  certificate   of
                    Registrant.*

           4 Description of the Registrant's capital stock from pages 43 through 45 of the Registration Statement on Form S-1 of the Registrant, Registration No. 333-21863 and incorporated herein by reference.

          ________________________
          *Incorporated herein by reference from the Registrant's
          Registration Statement on  Form  S-1,  Registration No.
          333-21863.